----------------------------------------------------
NEWPORT JAPAN OPPORTUNITIES FUND   SEMIANNUAL REPORT
----------------------------------------------------

February 28, 1999

[Graphic Omitted]

                         ------------------------------
                           Not FDIC   May Lose Value
                           Insured    No Bank Guarantee
                         ------------------------------

                        NEWPORT JAPAN OPPORTUNITIES FUND
                      SEPTEMBER 1, 1998 - FEBRUARY 28, 1999

INVESTMENT OBJECTIVE: Newport Japan Opportunities Fund seeks capital appreciation by investing primarily in equity securities of Japanese companies.

THE FUND IS DESIGNED TO OFFER:
   |X| A portfolio of quality Japanese stocks
   |X| Long-term growth potential
   |X| Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "A weak investment environment underscored the value of active management. Our focus on high-quality growth companies that are leaders in their industries helped produce strong performance relative to both the Japanese market index and the Fund's Lipper peer group.(1)" -- David Smith

                          NEWPORT JAPAN OPPORTUNITIES FUND PERFORMANCE(2)

                                                      CLASS A     CLASS B      CLASS C     CLASS Z
--------------------------------------------------------------------------------------------------
     Inception date                                    6/3/96      6/3/96       6/3/96     6/3/96
--------------------------------------------------------------------------------------------------
Six-month total returns, assuming                      22.17%      21.71%       21.74%      22.39%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------------------------
Six-month total returns, assuming                      15.15%      16.71%       20.74%      22.39%
public offering price (POP) and CDSC(3)
--------------------------------------------------------------------------------------------------
Net asset value per share at 2/28/99                   $10.58      $10.37       $10.36      $10.66
--------------------------------------------------------------------------------------------------

TOP FIVE HOLDINGS (as of 2/28/99)(4)        TOP FIVE SECTORS (as of 2/28/99)(4)
--------------------------------------------------------------------------------
1. Murata Manuf. Co. Ltd. ......    5.0%    1. Manufacturing ............  46.5%
2. Shohkoh Fund ................    5.0%    2. Services .................  16.8%
3. Ito En Ltd. .................    4.7%    3. Financials ...............  16.2%
4. Union Tool ..................    4.2%    4. Retail Trade .............   8.3%
5. Nidec Corp. .................    3.8%    5. Telecommunications .......   3.7%

(1) Please see page three for complete Lipper rankings.

(2) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

(3) Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Contingent deferred sales charge (CDSC) returns reflect the maximum charges of 5% and 1%, respectively, for Class B and C shares. Past performance cannot predict future results. Returns and value will fluctuate, resulting in a gain or loss on sale.

(4) Holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the semiannual report for Newport Japan Opportunities Fund for the six-month period ended February 28, 1999.

During the past six months, a strengthening Yen and problems in the banking sector contributed to continued economic stagnation in Japan. While some Asian stock markets rallied in the fall of 1998, Japanese stocks generally did not participate in this recovery. However, in a significant departure from the past few years, Japanese officials have begun implementing monetary reforms and revitalizing the banking sector in an effort to stimulate the economy. Moreover, the gains in several Asian stock markets since last fall appeared to signal improving economies for some of Japan's important trading partners.

We continue to encourage investors in Newport Japan Opportunities Fund to maintain a long-term outlook. Our active management of the Fund has produced solid results in comparison to the Fund's peer group, despite the weak market conditions in Japan in recent years.(1) Newport Fund Management has established itself as a leader in Asian market investing over the course of numerous economic and market cycles. Newport's management style is built on 20 years of experience, knowledge and local relationships in Japan that few fund managers can match.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Newport Japan Opportunities Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson
    Stephen E. Gibson
    President
    April 13, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Japanese Funds category. The Fund (Class A shares at net asset value) ranked in the first quartile for six months (7 out of 42 funds) and in the first quartile for one year (6 out of 34 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

[Photo of David Smith]

                            PORTFOLIO MANAGER REPORT

DAVID SMITH is portfolio manager of Newport Japan Opportunities Fund and is a senior vice president of Newport Fund Management, Inc. The following is a discussion of the Fund's performance for the six-month period ended February 28, 1999.

FUND DELIVERED STRONG RETURNS DESPITE WEAK JAPANESE MARKET ENVIRONMENT
The Nikkei 225 Average, a broad-based measure of the Japanese stock market, ended the six-month period essentially flat, rising less than 2%. Widespread negative sentiment focused on Japan's recession, a devalued Japanese real estate market, problems in the banking system, and weak consumer spending. In this challenging environment, the Fund generated a six-month total return of 22.17% for Class A shares, based on net asset value. This performance placed the Fund in the top quartile within its Lipper peer group.

The Fund's outperformance highlights the value of active management -- the foundation of our investment philosophy. Unlike the U.S. stock market, the Japanese stock market is highly inefficient. As a result, stock prices do not always reflect a company's earnings potential. Through active management, which includes detailed research and analysis, we attempt to identify attractively priced, growth-oriented stocks that may have the ability to outperform the Nikkei. We carefully scrutinize the universe of Japanese stocks, searching for those that meet our strict criteria: strong management, superior competitive position, and consistent financial results. This investment philosophy has resulted in a carefully selected portfolio of well-regarded, profitable companies, many of which are in industry sectors that do not depend on Japan's local economy for their success.

NEW POLITICAL ADMINISTRATION COMMITTED TO REFORM
The current administration has taken several steps to help the banking sector, boost the economy and strengthen Japan's financial markets. In the seven months since Prime Minister Obuchi has taken office, his government has committed nearly $1 trillion -- about 20% of Japan's gross domestic product -- towards recapitalizing the nation's major banks and stimulating the economy. As a result of the government's reform efforts, 15 of the country's largest banks have applied to the government for about $60 billion in financial assistance. This aid should help resolve nonperforming loans that resulted from collapsing real estate prices. In return, the banks will issue preferred stock and submit detailed restructuring plans to Japan's Financial Reconstruction Commission. The reforms are designed to help make Japan's banks more efficient and profitable, while reducing their burden of nonperforming loans. In addition, the government has injected over $200 billion into public works programs in the past 12 months, which has improved the country's infrastructure and created jobs. The government hopes that these efforts will stimulate economic growth.

OPPORTUNITIES IN TECHNOLOGY AND SOFTWARE COMPANIES
Despite Japan's current financial and economic problems, the country still represents the world's third-largest economy, behind the United States and the European Union. Furthermore, Japan accounts for more than 65% of East Asia's economic output. Many Japanese companies are global leaders in their markets, despite the stagnant local economy. For example, in the technology sector, Tokyo's Softbank Corp. (2.79% of total net assets) has one of the world's largest ownership stakes in Internet companies, including more than 20% of Yahoo! Inc. Using its Yahoo! investment as a foundation, Softbank's acquisition strategy has focused on smaller Internet companies -- such as E-Loan Inc., an Internet mortgage originator -- that can network their business and financial resources to take advantage of growing levels of electronic communication and commerce. The asset value of Softbank's Internet portfolio alone is more than twice the market value of its stock.

CULTURAL CHANGE AND CORPORATE RESTRUCTURING OFFER POTENTIAL GAINS
Japan's weak economy has had one positive effect -- more Japanese companies are beginning to restructure both their corporate culture and their operations as they focus on consistent bottom-line performance. Japanese companies are taking greater notice of their shareholders and are managing their businesses for greater profitability. To accomplish this, companies are breaking down bureaucracy and eliminating costly, inefficient practices like lifetime employment. We believe this trend may encourage greater stock market participation by both Japanese and international investors. As a result, we have been positioning the portfolio to take advantage of individual companies that have demonstrated their commitment to shareholders. One example is Kirin Brewery Ltd. (2.72% of total net assets). Kirin produces Kirin Lager and Kirin Ichiban Shibori, Japan's second- and third-best-selling beers. The company has cross-distribution agreements with Heineken and Anheuser-Busch, which have helped expand its customer base. In recent years, Kirin has been in a costly market-share struggle with Asahi Breweries, producer of Japan's top-selling beer. In response, Kirin has been restructuring its operations, investing in new products and spending to increase its efficiency and productivity. The company has also been buying back its stock. This has helped boost the price because a stock buyback reduces the total number of shares held by the public.

OUTLOOK -- JAPAN IS MAKING PROGRESS
Over the past several years, Japan has made progress towards solving its economic problems through permanent changes in policy -- the first step towards recovery. We continue to believe that there are significant investment opportunities in Japan. This belief seems to be shared by GE Capital Services, Merrill Lynch & Co., Goodyear Tire & Rubber and Hughes Electronics -- all of which have made substantial investments in Japanese companies during the past year. Looking ahead, the Fund is invested in companies that we believe could benefit from the earliest stages of an economic recovery. We are confident that our significant investment experience and active management style should continue to add value for investors seeking long-term growth potential in Japan.

             NEWPORT JAPAN OPPORTUNITIES FUND INVESTMENT PERFORMANCE
                            VS. THE MSCI JAPAN INDEX
                Change in value of $10,000 from 6/30/96 - 2/28/99

                       CLASS A SHARES BASED ON NAV AND POP
--------------------------------------------------------------------------------

                                                                      MSCI
                               NAV                POP             JAPAN INDEX
--------------------------------------------------------------------------------
June 30, 1996               $10,000             $10,000             $10,000
July 31, 1996                 9,768               9,206               9,552
August 31, 1996               9,382               8,842               9,125
September 30, 1996            9,391               8,851               9,441
October 31, 1996              8,928               8,414               8,808
November 30, 1996             9,150               8,624               8,976
December 31, 1996             9,005               8,487               8,356
January 31, 1997              8,676               8,177               7,446
February 28, 1997             8,802               8,296               7,620
March 31, 1997                8,754               8,250               7,369
April 30, 1997                9,179               8,651               7,636
May 31, 1997                 10,213               9,625               8,480
June 30, 1997                10,676              10,062               9,113
July 31, 1997                11,082              10,445               8,836
August 31, 1997               9,710               9,152               8,069
September 30, 1997            9,923               9,352               7,947
October 31, 1997              9,488               8,942               7,207
November 30, 1997             9,043               8,523               6,765
December 31, 1997             8,736               8,234               6,378
January 31, 1998              9,278               8,745               6,947
February 28, 1998             9,104               8,581               6,983
March 31, 1998                8,717               8,215               6,508
April 30, 1998                8,862               8,352               6,481
May 31, 1998                  8,455               7,969               6,125
June 30, 1998                 8,484               7,996               6,211
July 31, 1998                 8,823               8,316               6,129
August 31, 1998               8,387               7,905               5,431
September 30, 1998            8,194               7,723               5,282
October 31, 1998              8,930               8,416               6,168
November 30, 1998             9,598               9,046               6,450
December 31, 1998            10,218               9,630               6,700
January 31, 1999             10,247               9,658               6,748
February 28, 1999            10,247               9,658               6,600

                        VALUE OF A $10,000 INVESTMENT MADE ON 6/30/96

                                        As of 2/28/99
--------------------------------------------------------------------------------------------
       CLASS A                    CLASS B                   CLASS C               CLASS Z
  NAV          POP           NAV        W/CDSC          NAV        W/CDSC           NAV
--------------------------------------------------------------------------------------------
$10,247      $9,658        $10,054      $9,754        $10,044      $10,044        $10,324
--------------------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURNS

                                        As of 2/28/99
--------------------------------------------------------------------------------------------
                 CLASS A                 CLASS B                  CLASS C           CLASS Z
INCEPTION        6/3/96                   6/3/96                   6/3/96            6/3/96
            NAV         POP          NAV        W/CDSC        NAV        W/CDSC        NAV
--------------------------------------------------------------------------------------------
1 year     12.55%      6.08%        11.87%      6.87%        11.76%      10.76%       12.92%
Life        2.17      (0.02)         1.42       0.35          1.39        1.39         2.45
--------------------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for the one-year return and 3% for the life of fund return for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Morgan Stanley Capital International Japan Index (MSCI Japan) is an unmanaged index that tracks the performance of Japanese stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                   FEBRUARY 28, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 94.3%                                     SHARES          VALUE
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 16.2%
   FINANCIAL SERVICES - 1.9%
   Aeon Credit Service Co., Ltd.                               5        $   287
                                                                        -------

   NONDEPOSITORY CREDIT INSTITUTIONS - 11.7%
   Acom Co., Ltd.                                              5            295
   Aiful Corp.                                                 5            363
   Shohkoh Fund                                                2            753
   Takefuji Corp.                                              5            362
                                                                        -------
                                                                          1,773
                                                                        -------

   REAL ESTATE - 2.6%
   Mitsubishi Real Estate Co., Ltd.                           40            393
                                                                        -------

--------------------------------------------------------------------------------
MANUFACTURING - 46.5%
   CHEMICALS & ALLIED PRODUCTS - 4.8%
   Fujimi, Inc.                                                5            220
   Takeda Chemical Industries Ltd.                            15            514
                                                                        -------
                                                                            734
                                                                        -------

   COMMUNICATIONS EQUIPMENT - 7.9%
   Matsushita Communication Industrial Co.                    10            516
   Matsushita-Kotobuki Electronics Industries                 14            379
   Sony Corp.                                                  4            309
                                                                        -------
                                                                          1,204
                                                                        -------

   ELECTRICAL INDUSTRIAL EQUIPMENT - 3.9%
   Nidec Corp.                                                 5            584
                                                                        -------

   ELECTRONIC COMPONENTS - 9.4%
   Minebea Co., Ltd.                                          38            377
   Murata Manufacturing Co., Ltd.                             17            762
   Rohm Co., Ltd.                                              3            292
                                                                        -------
                                                                          1,431
                                                                        -------

   FOOD & KINDRED PRODUCTS - 7.7%
   Ito En, Ltd.                                               15            714
   Kirin Brewery Co., Ltd.                                    35            413
   Mercian Corp.                                              11             44
                                                                        -------
                                                                          1,171
                                                                        -------

   MACHINERY & COMPUTER EQUIPMENT - 6.6%
   Canon, Inc.                                                17            363
   Union Tool                                                 11            639
                                                                        -------
                                                                          1,002
                                                                        -------

   MEASURING & ANALYZING INSTRUMENTS - 6.2%
   Fuji Photo Film Co., Ltd.                                  10        $   366
   Keyence Corp.                                               2            207
   Terumo Corp.                                               18            366
                                                                        -------
                                                                            939
                                                                        -------

--------------------------------------------------------------------------------
RETAIL TRADE - 8.3%
   GENERAL MERCHANDISE STORES - 6.2%
   Don Quijote Co., Ltd.                                       3            393
   Ryohin Keikaku Co., Ltd.                                    4            539
                                                                        -------
                                                                            932
                                                                        -------

   HOME FURNISHINGS & EQUIPMENT - 2.1%
   Yamada Denki Co.                                           13            321
                                                                        -------

--------------------------------------------------------------------------------
SERVICES - 16.8%
   AUTO REPAIR, RENTAL & PARKING - 1.6%
   Park24 Co., Ltd. (a)                                       11            247
                                                                        -------

   COMPUTER RELATED SERVICES - 7.4%
   Bellsystem 24, Inc.                                         1            343
   Diamond Computer Service Co.                               10            170
   Fujitsu Support & Services, Inc.                            4            296
   Orix Corp.                                                  5            312
                                                                        -------
                                                                          1,121
                                                                        -------

   COMPUTER SOFTWARE - 5.2%
   Fuji Soft ABC, Inc.                                         9            514
   Nihon Unisys, Ltd.                                         20            279
                                                                        -------
                                                                            793
                                                                        -------

   ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT - 1.4%
   Meitec Corp.                                                9            208
                                                                        -------

   OTHER SERVICES - 1.2%
   People Co., Ltd.                                            6            189
                                                                        -------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 3.7%
   TELECOMMUNICATIONS
   NTT Data Communications Systems Co.                              (b)     173
   Nippon Telegraph & Telephone Corp.                               (b)     394
                                                                        -------
                                                                            567
                                                                        -------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 2.8%
   DURABLE GOODS
   Softbank Corp.                                              6        $   423
                                                                        -------

   TOTAL COMMON STOCKS (cost of $11,333)(c)                              14,319
                                                                        -------

SHORT-TERM OBLIGATIONS - 4.1%                               PAR
--------------------------------------------------------------------------------
   Repurchase agreement with ABN AMRO Chicago
   Corp., dated 02/26/99, due 03/01/99 at 4.750%,
   collateralized by U. S. Treasury bonds and notes
   with various maturities to 2021, market value
   $617 (repurchase proceeds $626)                          $626            626
                                                                        -------

OTHER ASSETS & LIABILITIES, NET - 1.6%                                      238
--------------------------------------------------------------------------------

   NET ASSETS - 100.0%                                                  $15,183
                                                                        -------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
   (a)  Non-income producing.
   (b)  Rounds to less than one.
   (c)  Cost for federal income tax purposes is $11,391.


   See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                          FEBRUARY 28, 1999 (UNAUDITED)

      (in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $11,333)                                  $14,319
Short-term obligations                                                   626
                                                                     -------
                                                                      14,945
Cash including foreign currencies (cost $1,511)           $1,528
Receivable for:
   Investments sold                                           84
   Fund shares sold                                           48
   Dividends                                                  11
   Expense reimbursement due from
      Advisor/Administrator                                    3
Other                                                          2       1,676
                                                          ------     -------
    Total Assets                                                      16,621

LIABILITIES
Payable for:
   Investments purchased                                   1,275
   Fund shares repurchased                                   136
Accrued:
   Management fee                                             12
   Administration fee                                          3
   Transfer agent fee                                          3
   Bookkeeping fee                                             2
   Deferred Trustees fees                                      1
Other                                                          6
                                                          ------
     Total Liabilities                                                 1,438
                                                                     -------

NET ASSETS                                                           $15,183
                                                                     -------
Net asset value & redemption price per share -
Class A ($4,401/416)                                                 $ 10.58 (a)
                                                                     -------
Maximum offering price per share - Class A
($10.58/0.9425)                                                      $ 11.23 (b)
                                                                     -------
Net asset value & offering price per share -
Class B ($7,319/706)                                                 $ 10.37 (a)
                                                                     -------
Net asset value & offering price per share -
Class C ($1,784/172)                                                 $ 10.36 (a)
                                                                     -------
Net asset value, offering & redemption price
per share - Class Z ($1,679/158)                                     $ 10.66
                                                                     -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                                $   24
Interest                                                                     22
                                                                         ------
      Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $4)                                                        46

EXPENSES
Management fee                                             $   67
Administration fee                                             18
Service fee - Class A, Class B, Class C                        16
Distribution fee - Class B                                     25
Distribution fee - Class C                                      7
Transfer agent fee                                             21
Bookkeeping fee                                                14
Trustees fee                                                    4
Audit fee                                                      12
Legal fee                                                       2
Custodian fee                                                   3
Registration fee                                               23
Reports to shareholders                                         4
Other                                                           3
                                                           ------
                                                              219
Fees and expenses waived by the
 Advisor/Administrator                                        (48)          171
                                                           ------        ------
       Net Investment Loss                                                 (125)
                                                                         ------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
 Net realized loss on:
  Investments                                                (271)
  Foreign currency transactions                               (49)
                                                           ------
       Net Realized Loss                                                   (320)
Change in net unrealized appreciation (depreciation)
 during the period on:
 Investments                                                3,182
 Foreign currency transactions                                 (3)
                                                           ------
    Net Unrealized Appreciation                                           3,179
                                                                         ------
    Net Gain                                                              2,859
                                                                         ------
Increase in Net Assets from Operations                                   $2,734
                                                                         ------


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                                                      (Unaudited)
                                                       Six months        Year
                                                         ended          ended
(in thousands)                                         February 28     August 31
                                                       -----------     ---------
INCREASE (DECREASE) IN NET ASSETS                          1999           1998
Operations:
Net investment loss                                      $  (125)       $  (225)
Net realized loss                                           (320)        (1,910)
Net unrealized appreciation (depreciation)                 3,179           (167)
                                                         -------        -------
    Net Increase (Decrease) from Operations                2,734         (2,302)
                                                         -------        -------
Distributions:
From net realized gains - Class A                           --              (10)
From net realized gains - Class B                           --              (15)
From net realized gains - Class C                           --               (7)
From net realized gains - Class Z                           --               (3)
                                                         -------        -------
                                                            --           (2,337)
                                                         -------        -------
Fund Share Transactions:
Receipts for shares sold - Class A                         1,491          4,953
Value of distributions reinvested - Class A                 --                9
Cost of shares repurchased - Class A                        (718)        (5,430)
                                                         -------        -------
                                                             773           (468)
                                                         -------        -------
Receipts for shares sold - Class B                         1,251          5,636
Value of distributions reinvested - Class B                 --               13
Cost of shares repurchased - Class B                      (1,268)        (4,899)
                                                         -------        -------
                                                             (17)           750
                                                         -------        -------
Receipts for shares sold - Class C                           256          2,608
Value of distributions reinvested - Class C                 --                6
Cost of shares repurchased - Class C                        (720)        (3,346)
                                                         -------        -------
                                                            (464)          (732)
                                                         -------        -------
Receipts for shares sold - Class Z                             9            215
Value of distributions reinvested - Class Z                 --                3
Cost of shares repurchased - Class Z                         (73)           (47)
                                                         -------        -------
                                                             (64)           171
                                                         -------        -------
  Net Increase (Decrease) from Fund Share
    Transactions                                             228           (279)
                                                         -------        -------
        Total Increase (Decrease)                          2,962         (2,616)
NET ASSETS
Beginning of period                                       12,221         14,837
                                                         -------        -------
End of period (including accumulated
 net investment loss of $300 and $175,
 respectively)                                           $15,183        $12,221
                                                         -------        -------


See notes to financial statements.

                            STATEMENT OF CHANGES IN NET ASSETS - CONT.
                                                      (Unaudited)
                                                       Six months        Year
                                                          ended         ended
                                                       February 28     August 31
                                                       -----------     ---------
                                                           1999           1998
NUMBER OF FUND SHARES
Sold - Class A                                               156            522
Issued for distributions reinvested - Class A               --                1
Repurchased - Class A                                        (73)          (596)
                                                         -------        -------
                                                              83            (73)
                                                         -------        -------
Sold - Class B                                               130            607
Issued for distributions reinvested - Class B               --                1
Repurchased - Class B                                       (132)          (531)
                                                         -------        -------
                                                              (2)            77
                                                         -------        -------
Sold - Class C                                                27            284
Issued for distributions reinvested - Class C               --                1
Repurchased - Class C                                        (74)          (368)
                                                         -------        -------
                                                             (47)           (83)
                                                         -------        -------
Sold - Class Z                                                 1             23
Issued for distributions reinvested - Class Z               --               (a)
Repurchased - Class Z                                         (9)            (5)
                                                         -------        -------
                                                              (8)            18
                                                         -------        -------




(a) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of Newport Japan Opportunities Fund (the Fund), a series of Colonial Trust II, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of Japanese companies. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their current value.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and have been amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuations in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Newport Fund Management, Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 0.95% annually of the Fund's average net assets.

ADMINISTRATION FEE: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator is the Fund's principal underwriter. For the six months ended February 28, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $2,153 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $12, $20,691 and $2,456 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the six months ended February 28, 1999, purchases and sales of investments, other than short-term obligations, were $3,595,775 and $3,512,659, respectively.

Unrealized appreciation (depreciation) at February 28, 1999, based on cost of investments for federal income tax purposes was:

                    Gross unrealized appreciation         $3,162,495
                    Gross unrealized depreciation           (234,538)
                                                          ----------
                       Net unrealized appreciation        $2,927,957
                                                          ----------

Capital loss carryforwards: At August 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                        Year of                         Capital loss
                      expiration                        carryforward
                      ----------                       ------------
                         2006                             $68,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33 1/3% of its assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended February 28, 1999.

NOTE 6.  OTHER RELATED PARTY TRANSACTIONS
 ................................................................................
At February 28, 1999, the Fund had one shareholder, Liberty Financial Companies, who owned greater than 5% of the Fund's shares outstanding.

NOTE 7.  COMPOSITION OF NET ASSETS
 ................................................................................
   Capital paid in                                      $14,590
   Accumulated net investment loss                         (300)
   Accumulated net realized loss                         (2,096)
   Net unrealized appreciation on:
      Investments                                         2,986
      Foreign currency transactions                           3
                                                        -------
                                                        $15,183
                                                        -------

NOTE 8.  RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
 ................................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all described in the Proxy Statement for the meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 1,439,915 shares of beneficial interest.
The votes cast at the Meeting were as follows:

                                                                      AUTHORITY
                                                         FOR           WITHHELD
                                                         ---           --------
To Elect a Board of Trustees:
     Robert J. Birnbaum                                701,817          22,349
     Tom Bleasdale                                     701,912          22,255
     John Carberry                                     701,875          22,292
     Lora S. Collins                                   701,817          22,349
     James E. Grinnell                                 701,808          22,359
     Richard W. Lowry                                  701,808          22,359
     Salavatore Macera                                 701,770          22,396
     William E. Mayer                                  701,912          22,348
     James L. Moody, Jr                                701,912          22,255
     John J. Neuhauser                                 701,912          22,255
     Thomas E. Stitzel                                 701,819          22,292
     Robert L. Sullivan                                701,912          22,349
     Anne-Lee Verville                                 701,875          22,292

To amend fundamental investment policies regarding borrowing and lending.

                         FOR                 AGAINST                 ABSTAIN
                         ---                 -------                 -------
                       511,027                29,050                 23,940

To reclassify the fundamental investment policy regarding the purchase of illiquid securities.

                         FOR                 AGAINST                 ABSTAIN
                         ---                 -------                 -------
                       515,358                24,358                 24,300

To approve policies for a master fund/feeder fund structure.

                         FOR                 AGAINST                 ABSTAIN
                         ---                 -------                 -------
                       513,403                26,222                 24,392

                                      FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                           (Unaudited)
                                                  Six months ended February 28
                                   -----------------------------------------------------------
                                                               1999
                                      Class A         Class B        Class C          Class Z
                                      --------        --------       --------         --------
Net asset value -
   Beginning of period                $  8.660        $  8.520       $  8.510         $  8.710
                                      --------        --------       --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)              (0.064)         (0.100)        (0.099)          (0.052)
Net realized and unrealized gain         1.984           1.950          1.949            2.002
                                      --------        --------       --------         --------
   Total from Investment Operations      1.920           1.850          1.850            1.950
                                      --------        --------       --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                   --              --             --               --
                                      --------        --------       --------         --------
Net asset value - End of period       $ 10.580        $ 10.370       $ 10.360         $ 10.660
                                      --------        --------       --------         --------
Total return (c)(d)                     22.17% (e)      21.71% (e)     21.74% (e)       22.39% (e)
                                      --------        --------       --------         --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                             2.00% (g)       2.75% (g)      2.75% (g)        1.75% (g)
Net investment loss (f)                (1.34)% (g)     (2.09)% (g)    (2.09)% (g)      (1.09)% (g)
Fees and expenses
 waived or borne by the
 Advisor/Administrator (f)               0.69% (g)       0.69% (g)      0.69% (g)        0.69% (g)
Portfolio turnover                         27% (e)         27% (e)        27% (e)          27% (e)
Net assets at end of period (000)     $  4,401        $  7,319       $  1,784         $  1,679


(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                $  0.033        $  0.033       $  0.033         $  0.033
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

                                FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                    Year ended August 31
                    ------------------------------------------------------
                                            1998
                    Class A        Class B        Class C         Class Z
                    --------       --------       --------        --------

                    $ 10.050       $  9.950       $  9.940        $ 10.070
                    --------       --------       --------        --------


                      (0.103)        (0.172)        (0.172)         (0.080)

                      (1.265)       (1.2360)        (1.236)         (1.258)
                    --------       --------       --------        --------

                      (1.368)        (1.408)        (1.408)         (1.338)
                    --------       --------       --------        --------

                      (0.022)        (0.022)        (0.022)         (0.022)
                    --------       --------       --------        --------

                    $  8.660       $  8.520       $  8.510        $  8.710
                    --------       --------       --------        --------
                    (13.62)%       (14.16)%       (14.18)%        (13.30)%
                    --------       --------       --------        --------


                       2.00%          2.75%          2.75%           1.75%
                     (1.12)%        (1.87)%        (1.87)%         (0.87)%


                       0.72%          0.72%          0.72%           0.72%
                         24%            24%            24%             24%

                    $  2,887       $  6,028       $  1,862        $  1,444



                    $  0.066       $  0.066       $  0.066        $  0.066

                                 FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                        Year ended August 31
                                     ---------------------------------------------------------
                                       1997
                                     Class A         Class B          Class C (c)     Class Z
                                      --------        --------       --------         --------
Net asset value -
   Beginning of period                $  9.710        $  9.690       $  9.690         $  9.720
                                      --------        --------       --------         --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)              (0.094)         (0.170)        (0.170)          (0.069)
Net realized and
unrealized gain (loss)                   0.434           0.430          0.420            0.419
                                      --------        --------       --------         --------
   Total from Investment
      Operations                         0.340           0.260          0.250            0.350
                                      --------        --------       --------         --------
Net asset value -
   End of period                      $ 10.050        $  9.950       $  9.940         $ 10.070
                                      --------        --------       --------         --------
Total return (e)(f)                      3.50%           2.68%          2.58%            3.60%
                                      --------        --------       --------         --------

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                             2.00%           2.75%          2.75%            1.75%
Net investment loss (h)                (0.93)%         (1.68)%        (1.68)%          (0.68)%
Fees and expenses
 waived or borne by the
 Advisor/Administrator (h)               1.79%           1.79%          1.79%            1.79%
Portfolio turnover                         20%             20%            20%              20%
Net assets at end
of period (000)                       $  4,073        $  6,275       $  3,001         $  1,488

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                $  0.180        $  0.180       $  0.180         $  0.180
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(d) The Fund commenced investment operations on June 3, 1996.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                                 FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                        Year ended August 31
                                     ---------------------------------------------------------
                                       1997
                                     Class A         Class B          Class C (c)     Class Z
                                      --------        --------       --------         --------
Net asset value -
   Beginning of period                $  9.710        $  9.690       $  9.690         $  9.720
                                      --------        --------       --------         --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)              (0.094)         (0.170)        (0.170)          (0.069)
Net realized and unrealized
  gain (loss)                            0.434           0.430          0.420            0.419
                                      --------        --------       --------         --------
   Total from Investment Operations      0.340           0.260          0.250            0.350
                                      --------        --------       --------         --------
Net asset value - End of period       $ 10.050        $  9.950       $  9.940         $ 10.070
                                      --------        --------       --------         --------
Total return (e)(f)                      3.50%           2.68%          2.58%            3.60%
                                      --------        --------       --------         --------

RATIOS TO AVERAGE NET ASSETS
Expenses (h)                             2.00%           2.75%          2.75%            1.75%
Net investment loss (h)                (0.93)%         (1.68)%        (1.68)%          (0.68)%
Fees and expenses waived or borne
  by the Advisor/Administrator (h)       1.79%           1.79%          1.79%            1.79%
Portfolio turnover                         20%             20%            20%              20%
Net assets at end
of period (000)                       $  4,073        $  6,275       $  3,001         $  1,488

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:                $  0.180        $  0.180       $  0.180         $  0.180
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(d) The Fund commenced investment operations on June 3, 1996.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                      Period ended August 31
                    ------------------------------------------------------
                                             1996 (d)
                    Class A         Class B        Class C         Class Z
                    --------       --------       --------        --------

                    $ 10.000       $ 10.000       $ 10.000        $ 10.000
                    --------       --------       --------        --------


                      (0.016)        (0.034)        (0.034)         (0.010)

                      (0.274)        (0.276)        (0.276)         (0.270)
                    --------       --------       --------        --------

                      (0.290)        (0.310)        (0.310)         (0.280)
                    --------       --------       --------        --------

                    $  9.710       $  9.690       $  9.690        $  9.720
                    --------       --------       --------        --------
                     (2.90)% (g)    (3.10)% (g)    (3.10)% (g)     (2.80)% (g)
                    --------       --------       --------        --------


                       2.00% (i)      2.75% (i)      2.75% (i)       1.75% (i)
                     (0.66)% (i)    (1.41)% (i)    (1.41)% (i)     (0.41)% (i)


                       9.13% (i)      9.13% (i)      9.13% (i)       9.13% (i)
                        --             --             --              --

                    $  1,066       $  1,197       $    472        $  1,214


                    $  0.230       $  0.230       $  0.230        $  0.230

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ........... press [1]

For account information ............................................ press [2]

To speak to a service representative ............................... press [3]

For yield and total return information ............................. press [4]

For duplicate statements or new supply of checks ................... press [5]

To order duplicate tax forms and year-end statements ............... press [6]
(February through May)

To review your options at any time during your call ................ press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Japan Opportunities Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Newport Japan Opportunities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Japan Opportunities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com
                                                   JF-03/799G-0399 (4/99) 99/416